                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                  $285,793,100
                (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                                 SASCO 2002-18A
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                          JPMORGAN CHASE BANK, TRUSTEE


--------------------------------------------------------------------------------------------------------------------------------

                                                       WAL to
                                                      WA Months   WAL To    Est. Pmt    Expected
                                                      To Roll   Optional   to Optional  Initial     Legal         Expected
                  Approx.      Initial     Security    (yrs)   Termination Termination   Loss       Final          Ratings
    Class        Size ($)     Coupon (1)  Description  (2) (3)  (yrs) (2)  Window (2)  Coverage    Maturity      Moody's/S&P
--------------------------------------------------------------------------------------------------------------------------------
    1-A1        $94,098,000   Variable  Variable PT     NA        2.51     09/02-02/12   7.00%    09/25/2032      Aaa / AAA
   1-A2(4)       Notional       0.70%     Interest      NA        0.38     09/02-01/03   7.00%    09/25/2032      Aaa / AAA
                                            Only
    B1-I        $2,681,000    Variable     Sub PT       NA        5.19     09/02-02/12   4.35%    09/25/2032      Aa2 / AA
  B1-I-X(4)      Notional       0.95%     Interest      NA        5.19     09/02-02/12   4.35%    09/25/2032      Aa2 / AA
                                            Only
    B2-I        $1,416,000    Variable     Sub PT       NA        5.19     09/02-02/12   2.95%    09/25/2032       A2 / A
  B2-I-X(4)      Notional       0.73%     Interest      NA        5.19     09/02-02/12   2.95%    09/25/2032       A2 / A
                                            Only
--------------------------------------------------------------------------------------------------------------------------------
    2-A1       $132,097,000     5.75%   Variable PT    2.49       3.08     09/02-02/12   4.75%    09/25/2032      Aaa / AAA
   2-A2(4)       Notional       5.75%     Interest     2.44       2.44     09/02-05/07   4.75%    09/25/2032      Aaa / AAA
                                            Only
--------------------------------------------------------------------------------------------------------------------------------
     3-A        $31,665,000   Variable  Variable PT     NA        3.11     09/02-02/12   4.75%    09/25/2032      Aaa / AAA
--------------------------------------------------------------------------------------------------------------------------------
     4-A        $16,514,000   Variable  Variable PT     NA        3.03     09/02-02/12   4.75%    09/25/2032      Aaa / AAA
--------------------------------------------------------------------------------------------------------------------------------
    B1-II       $2,648,000    Variable     Sub PT       NA        5.55     09/02-02/12   3.35%    09/25/2032      Aa2 / AA
    B2-II       $1,229,000    Variable     Sub PT       NA        5.55     09/02-02/12   2.70%    09/25/2032       A2 / A
    B3(5)       $3,445,000    Variable     Sub PT       NA        5.42     09/02-02/12   1.60%    09/25/2032     Baa2 / BBB
  B4(5) (6)     $2,757,000    Variable  Not Offered     NA     Not Offered Not Offered   0.65%    09/25/2032       NR / BB
  B5(5) (6)      $870,000     Variable  Not Offered     NA     Not Offered Not Offered   0.35%    09/25/2032       NR / B
  B6(5) (6)     $1,029,363    Variable  Not Offered     NA     Not Offered Not Offered   0.00%    09/25/2032       NR / NR
--------------------------------------------------------------------------------------------------------------------------------
    R (7)          $100       Variable    Residual      NA        0.07     09/02-09/02   7.00%    09/25/2032      Aaa / AAA
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


(1)  The Class coupons are described under "Interest Rates" on page 6.

(2) Prepayments for Mortgage Pool 1 were run at 30% CPR per annum and Mortgage Pools 2 through 4 were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in September 2002.
(3) WAL to WA Roll Date is applicable to Mortgage Pool 2 and assumes there is no cross collateralization between remaining outstanding senior certificates. The WA Roll Date for Mortgage Pool 2 is month 57 (the Distribution Date in May 2007).
(4) The Class 1-A2, 2-A2, B1-I-X and B2-I-X will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional balances. After the Distribution Date in January 2003 the Class 1-A2 will no longer be entitled to receive distributions of any kind. After the Distribution Date in May 2007 the Class 2-A2 will no longer be entitled to receive distributions of any kind.
(5)  Crossed-subordinate bonds.
(6)  Not offered under this term sheet.
(7)  Non-economic REMIC residual.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Deal Overview:

o    The deal is comprised of 4 Mortgage Pools:
     Mortgage Pool 1 is comprised of 100% 6-month LIBOR ARMs that were originated by Aurora Loan Services Inc ("ALS").

     Mortgage Pool 2 is comprised of 5 year Hybrid ARMs; 98.85% were originated by ALS, 1.08% were originated by Virtual Bank and 0.07% were originated by Mortgage USA. The 5 year Hybrid ARMs are indexed to either 6-month LIBOR (97.88%), 12-month LIBOR (0.96%) or 1-year CMT (1.16%).

     Mortgage Pool 3 is comprised of 7 year Hybrid ARMs; 48.92% were originated by Cendant, 44.03% were originated by ALS, 6.08% Wells Fargo and 0.97% were originated by CTX. The 7 year Hybrid ARMs are indexed to either 6-month LIBOR (87.60%), 12-month LIBOR (1.16%) or 1-year CMT (11.24%).

     Mortgage Pool 4 is comprised of seasoned (weighted-average 23 months) 1 year ARMs of which 100% were originated by ALS. The 1-year Hybrid ARMs are indexed to 1-year CMT.

o Interest and principal on Pool 1, Pool 2, Pool 3 and Pool 4 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool. The only class of offered certificates that will be cross-collateralized by the loan pools is the Class B3.

o Interest and principal on the Class B1-I, B1-I-X, B2-I and B2-I-X subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pool 1 (the Class B1-I-X and B2-I-X are interest only certificates). Similarly, interest and principal on the Class B1-II and B2-II subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pools 2 through 4.

o Interest and principal on the Class B3, B4, B5 and B6 subordinate certificates will be payable from amounts collected in respect of the aggregate mortgage loans (all pools).

o 5% Optional Termination: The transaction may be called by ALS on any Distribution Date after which the aggregate outstanding mortgage balance is less than 5% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE




--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions will be made on each Distribution Date from the each applicable Available Pool Distribution Amount in the following order of priority:
--------------------------------------------------------------------------------

      Mortgage Pool 1 Available Distribution Amount    Mortgage Pools 2 - 4 Available Distribution Amount

                --------------------------------------       --------------------------------------
                 First, to Class R, 1-A1 and 1-A2 to          First, to Class 2-A1, 2-A2, 3-A and
                            pay interest                         4-A to pay interest from the
                                                                   respective mortgage pool
                --------------------------------------       --------------------------------------


                --------------------------------------       --------------------------------------
                 Second, to Class R and 1-A1 to pay           Second, to Class 2-A1, 3-A, and 4-A
                              principal                                to pay principal
                --------------------------------------       --------------------------------------


                --------------------------------------       --------------------------------------
                   To Class B1-I, B1-I-X, B2-I and              To Class B1-II and B2-II to pay
                B2-I-X to pay interest and principal                interest and principal
                --------------------------------------       --------------------------------------




                -----------------------------------------------------------------------------------
                             To Class B3, B4, B5 and B6 to pay interest and principal
                -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



Terms of the Offering:

Cut off Date:                       August 1, 2002

Expected Pricing Date:              Week of August 19, 2002

Expected Settlement Date:           August 30, 2002

Distribution Dates:                 25th of each month, commencing in September 2002

Collection Period:                  The calendar month preceding the current Distribution Date

Issuer:                             Structured Asset Securities Corp. ("SASCO")

Master Servicer:                    Aurora Loan Services, Inc. ("ALS")

Servicers:                          ALS (93.70%), Cendant (5.60%) and Wells Fargo Home Mortgage (0.70%).

Master Servicer Fee:                The Master Servicer will be paid a monthly fee (the "Master Servicing Fee ") equal to the investment earnings derived from principal and interest collections received on the Mortgage
                                    Loans on deposit in the Collection Account established by the Master Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date
                                    (except with respect to the 7 participation interest loans (PCs) in mortgage pool 2, as to which the Master Servicer will be entitled to an additional 0.02% per annum of the outstanding principal balance of each related PC mortgage loan as of the first day of the related due period).

Servicing Fee:                      Pool 1: 0.375% per annum on the outstanding mortgage balance Pool 2: 0.25% per annum on the outstanding mortgage balance. Pool 3: 0.25% per annum on the outstanding mortgage balance for
                                    ALS and CTX Mortgage originated loans. 0.375% per annum on the outstanding mortgage balance for Cendant originated loans. Pool 4: 0.25% per annum on the outstanding mortgage balance.

Trustee:                            JPMorgan Chase Bank

Trustee Fee:                        0.0075% per annum on outstanding mortgage balance


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



Terms of the Offering:

Rating Agencies:                    Standard and Poor's ("S&P") and Moody's will
                                    rate all of the Offered Certificates.

Day Count:                          30/360

Delay Days:                         24 Day Delay:    All Classes.

Registration:                       Book-entry form through DTC

Minimum Denomination:               Class 1-A1, 2-A1, 3-A and 4-A:
                                    $25,000 /$1 thereafter.
                                    Class 1-A2, 2-A2, B1-I-X and B2-I-X: $1,000,000 /$1 thereafter.
                                    Class B1-I, B2-I, B1-II and B2-II: $100,000/$1 thereafter.

Tax Status:                         REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                         Mortgage Pool 1: 30% CPR per annum.
                                    Mortgage Pools 2 through 4: 25% CPR per annum.

SMMEA Eligibility:                  All offered classes will be SMMEA eligible
                                    except for Class B2-I, B2-I-X, B2-II and B3
                                    Certificates.

ERISA Eligibility:                  All offered Certificates will be ERISA
                                    eligible (other than the Class R
                                    Certificate).

Interest Rates:                     Class 1-A1 will bear interest at a
                                    rate equal to Net WAC of Mortgage Pool 1
                                    less 0.70% per annum until the January 2003
                                    Distribution Date. Beginning with the
                                    accrual period in January 2003 the Class
                                    1-A1 will accrue interest at the Net WAC of
                                    Mortgage Pool 1.

                                    Class 1-A2 will bear interest at a rate
                                    equal to 0.70% per annum based on a Notional
                                    Balance until the Distribution Date in
                                    January 2003. The Notional Balance of the
                                    Class 1-A2 on any Distribution Date up to and including the Distribution Date in January 2003 will be equal to the Class 1-A1 principal balance prior to distributions for the related Distribution Date. The Class
                                    1-A2 will not be entitled to distributions of any kind after the Distribution Date in January 2003.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



Terms of the Offering (cont.):

Interest Rates (continued):         Class 2-A1 will bear interest at a rate
                                    equal to the lesser of (i) 5.75% per annum
                                    and (ii) the Net WAC of Mortgage Pool 2, up
                                    to and including the distribution date in
                                    May 2007 (month 57). Beginning with the
                                    distribution date in June 2007, the Class
                                    2-A1 will bear interest at a rate equal to
                                    the Net WAC of Mortgage Pool 2.

                                    Class 3-A will bear interest at a rate equal to the Net WAC of Mortgage Pool 3.

                                    Class 4-A will bear interest at a rate equal to the Net WAC of Mortgage Pool 4.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



Terms of the Offering (cont.):

Interest Rates (continued):         Class 2-A2 will bear interest at a rate
                                    equal to 5.75% per annum until the
                                    distribution date in May 2007 (month 57)
                                    based on a Notional Balance. After the
                                    distribution date in May 2007, the Class
                                    2-A2 will not be entitled to distributions
                                    of any kind and will have a Notional Balance
                                    equal to zero. The Notional Balance of the
                                    Class 2-A2 on any distribution date up to
                                    and including the distribution date in May
                                    2007 will be equal to the following:
                                    The balance of the Class 2-A1 Senior
                                    Certificate multiplied by the following
                                    fraction:

                                    The excess between (1) the Net WAC of Pool 2 and (2) 5.75%
                                    ----------------------------------------------------------
                                                                5.75%

                                    Class R will bear interest at a rate equal
                                    to the Net WAC of the Mortgage Pool 1 collateral.

                                    Class B1-I will bear interest at a rate
                                    equal to the Net WAC of Mortgage Pool 1 less
                                    0.95% per annum.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



Terms of the Offering (cont.):

Interest  Rates (continued):        Class B1-I-X will bear interest at a rate
                                    equal to 0.95% per annum based on a notional
                                    balance equal to the Class B1-I principal
                                    balance prior to distributions for the
                                    related distribution date.

                                    Class B2-I will bear interest at a rate
                                    equal to the Net WAC of Mortgage Pool 1 less
                                    0.73% per annum.

                                    Class B2-I-X will bear interest at a rate equal to 0.73% per annum based on a notional balance equal to the Class B2-I principal balance prior to distributions for the related distribution date.

                                    Classes B1-II and B2-II will bear interest at a per annum rate equal to the weighted average of the Net WAC of Mortgage Pools 2 through 4 weighted by the corresponding
                                    "Subordinate Amounts" (as defined on page
                                    14).

                                    Classes B3, B4, B5 and B6 are
                                    cross-collateralized subordinates for
                                    payments of principal, interest and
                                    allocation of losses. The Class B3, B4, B5 and B6 will bear interest at a per annum rate equal to the weighted average of the underlying subordinate rates weighted by the corresponding "Modified Group Subordinate
                                    Amounts" (the corresponding A2 /A loss
                                    coverage available to the Class B2-I and Class B2-II).

                                    The Modified Group Subordinate Amounts are calculated as follows:

                                    Modified Group Subordinate Amount Pool 1:

                                    Total Mortgage Pool 1 collateral, less (i) the current principal balance of the Pool 1
                                    Senior Bonds, (ii) the current principal balance of the Class B1-I and (iii) the current principal balance of the Class B2-I
                                    (in each case excluding notional balances).

                                    Modified Group Subordinate Amount Pools 2 through 4:

                                    Total Mortgage Pool 2 through 4 collateral, less (i) the current principal balance of the Pool 2 through 4 Senior Bonds, (ii) the current principal balance of the Class B1-II and (iii) the current principal balance of the Class B2-II (in each case excluding notional balances).


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE




Terms of the Offering (cont.):

Interest Rates (continued):         The underlying subordinate rates are calculated as follows:

                                    Underlying Subordinate Rate, Mortgage Pool 1:

                                    The Pool 1 underlying subordinate rate will be equal to the Net WAC of Mortgage Pool 1.

                                    Underlying Subordinate Rate, Mortgage Pool 2 through 4:

                                    The Pool 2 through 4 underlying subordinate rate will be equal to the weighted average of the Net WAC of Mortgage Pools 2 through 4 weighted by the corresponding "Subordinate
                                    Amounts".


Credit Enhancement:                 Senior/subordinate,  shifting interest structure.
                                    The credit enhancement information shown below is
                                    subject to final rating agency approval.

                                    Mortgage Pool 1 Senior Certificates:
                                    Credit enhancement for the Mortgage Pool 1
                                    Senior Certificates will consist of the
                                    subordination of the Class B1-I, Class
                                    B1-I-X, Class B2-I, Class B2-I-X, Class B3,
                                    Class B4, Class B5 and Class B6.

                                    Mortgage Pool 2 through 4 Senior Certificates:
                                    Credit enhancement for the Mortgage Pool 2 through 4 Senior Certificates will consist of the subordination of the Class B1-II, Class B2-II, Class B3, Class B4, Class B5 and Class B6.

Loss Allocation:                    If all of the credit support features have been extinguished, any further losses will be allocated  to the respective
                                    Class A Certificates on a pro rata basis.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE




Principal Distributions

Shifting Interest Structure with 7 year lockout*

Group I = Mortgage Pool 1

Group II = Mortgage Pools 2 through 4

Group I Subordinate Test % = Group I Subordinate Amount / Group I
Collateral balance

Group II Subordinate Test % = Group II Subordinate Amount / Group II Collateral balance

o If the Group I Subordinate Test% is less than or equal to 2 times the original Group I Subordinate Test% OR if the Group II Subordinate Test% is less than or equal to 2 times the original Group II Subordinate Test%:

-----------------------------------------------------------------------
     Distribution Dates (months)                   Shift %
-----------------------------------------------------------------------
                1 - 84                               100%
-----------------------------------------------------------------------
               85 - 96                               70%
-----------------------------------------------------------------------
               97 - 108                              60%
-----------------------------------------------------------------------
              109 - 120                              40%
-----------------------------------------------------------------------
              121 - 132                              20%
-----------------------------------------------------------------------
                 133+                                 0%
-----------------------------------------------------------------------

o *If the Group I Subordinate Test% is greater than 2 times the original Group I Subordinate Test% AND if the Group II Subordinate Test% is greater than 2 times the original Group II Subordinate Test%:

-----------------------------------------------------------------------
     Distribution Dates (months)                   Shift %
-----------------------------------------------------------------------
                1 - 36                               50%
-----------------------------------------------------------------------
                 37+                                  0%
-----------------------------------------------------------------------

(*If the respective AAA loss coverage for both groups doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the respective Senior bonds will be entitled to 50% of the respective group Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the respective AAA loss coverage for both groups doubles based on the initial loss coverage of as of the cut-off date, the respective Senior bonds will only be entitled to pre-payments based on the respective group Senior bond percentage only, subject to cumulative loss and delinquency tests).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



Principal Distributions (cont.)

For each of Mortgage Pools 1 through 4, calculate the following:

Pool Senior % = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment % = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) Mortgage Pool Scheduled Principal * Pool Senior % and ii) Mortgage Pool Pre-payment Principal * Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Pre-payment Principal and ii) Pool Senior PDA




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE




Principal Paydown Rules:

I. Pay Senior PDA as follows:


Pool 1 Senior PDA sequentially as follows:
 1)       Pay Class R, until reduced to zero.
 2)       Pay Class 1-A1 until reduced to zero.

Pool 2 Senior PDA as follows:
 1)       Pay Class 2-A1, until reduced to zero.

Pool 3 Senior PDA as follows:
 1)       Pay Class 3-A, until reduced to zero.

Pool 4 Senior PDA as follows:
 1)       Pay Class 4-A, until reduced to zero.

II. Pay Subordinate PDA as follows*:
*Subject to credit support tests

Pool 1 Subordinate PDA:
1) Pay Class B1-I and B2-I on a pro-rata basis based on their respective percentage of the aggregate Subordinate Amount(1) related to Mortgage Pool 1, until reduced to zero.

Pool 2 through 4 Subordinate PDA:
1) Pay Class B1-II and B2-II on a pro-rata basis based on their respective percentage of the aggregate Subordinate Amount(1) related to Group 2, until reduced to zero.

III. Pay all remaining Subordinate PDA without regard to mortgage group as follows*:
*Subject to credit support tests

1) Pay to Class B3, B4, B5 and B6 on a pro-rata basis, until reduced to zero.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules (cont.):


(1) The Subordinate Amounts are calculated as follows:

Group I Subordinate Amount:

Total Mortgage Pool 1 collateral, less the current principal balance of the Pool 1 Senior Bonds (excluding notional balances).

Group II Subordinate Amount:

Total Mortgage Pool 2 through 4 collateral, less the current principal balance of the Mortgage Pool 2 through 4 Senior Bonds (excluding notional balances).

Pool 2 Subordinate Amount:

Total Mortgage Pool 2 collateral, less the current principal balance of the Mortgage Pool 2 Senior Bonds (excluding notional balances).

Pool 3 Subordinate Amount:

Total Mortgage Pool 3 collateral, less the current principal balance of the Mortgage Pool 3 Senior Bonds (excluding notional balances).

Pool 4 Subordinate Amount:

Total Mortgage Pool 4 collateral, less the current principal balance of the Mortgage Pool 4 Senior Bonds (excluding notional balances).

--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
      MBS Trading                  Matt Miller                 (212) 526-8315
                                   Brendan Garvey              (212) 526-8315
                                   Rishi Bansal                (212) 526-8315

--------------------------------------------------------------------------------
      MBS Research                 Brian Hargrave              (212) 526-8311

--------------------------------------------------------------------------------
      Syndicate                    Kevin White                 (212) 526-9519
                                   Bob Caldwell                (212) 526-9519
                                   Dan Covello                 (212) 526-9519

--------------------------------------------------------------------------------
      Residential Finance          Stan Labanowski             (212) 526-6211
                                   Mike Hitzmann               (212) 526-5806
                                   Will Dorado                 (212) 526-4005

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                                            EXTERNAL USE
LEHMAN BROTHERS                                                                                         RESIDENTIAL MORTGAGE FINANCE

Collateral Summary:
-------------------
------------------------------------------------------------------------------------------------------------------------------------
                                           6 Month LIBOR ARMs   5/1 & 5/25 Hybrid ARMs   7/23 & 7/1 Hybrid ARMs   1 year Hybrid ARMs
                                                 Group 1                Group 2                 Group 3                Group 4
Total Number of Loans                                   217                     342                      73                     26
Total Outstanding Loan Balance              $101,180,974.12         $138,685,545.62          $33,244,651.49         $17,338,292.29
Average Loan Principal Balance                     $466,272                $405,513                $455,406               $666,857
Range of Loan Principal Balance          $56,435-$3,965,000      $29,978-$4,000,000      $63,551-$1,601,906     $78,953-$3,412,300
Weighted Average Coupon                              5.384%                  6.877%                  6.544%                 5.468%
Range of Coupons                              3.750%-7.375%           5.375%-9.625%            5.00%-7.625%           5.00%-7.625%
Weighted Average Margin                              2.730%                  2.272%                  2.194%                 2.698%
Range of Margins                              1.875%-2.750%           2.000%-5.000%           2.000%-2.750%          1.875%-2.750%
Weighted Average Initial Periodic Cap                1.009%                  8.954%                  5.667%                 2.000%
Range of Initial Periodic Caps                1.000%-6.000%           2.000%-6.000%           5.000%-6.875%          2.000%-2.000%
Weighted Average Periodic Cap                        1.002%                  1.996%                  1.597%                 2.000%
Range of Periodic Caps                        1.000%-2.000%           1.000%-2.000%           0.000%-2.000%          2.000%-2.000%
Weighted Average Maximum Rate                       11.371%                 12.865%                 12.211%                13.026%
Weighted Average Floor                               2.730%                  2.394%                  2.194%                 2.698%
Weighted Average Original Term (mo.)                    360                     360                     360                    360
Weighted Average Remaining Term (mo.)                   359                     358                     356                    337
Range of Remaining Term (mo.)                       350-360                 332-360                 347-360                313-348
Weighted Average Original LTV                        68.23%                  66.46%                  73.39%                 63.27%
Range of Weighted Average Original LTV        22.50%-95.00%          15.86%-100.00%          30.00%-100.00%          24.39%-90.00%
Weighted Average FICO                                   711                     720                     745                    743
Range of Weighted Average FICO                      624-806                 624-816                 655-810                628-789
Weighted Average Next Reset Date          December 24, 2002            June 6, 2007          March 26, 2009         March 24, 2003

Lien Position
First                                                100.0%                  100.0%                  100.0%                 100.0%
Second                                                 0.0%                    0.0%                    0.0%                   0.0%

Geographic Distribution
(Other states account individually for            CA-38.99%               CA-59.39%               CA-39.25%              CO-47.71%
less than 5% of the Cut-off Date                  CO-16.20%               CO-12.49%               NY-12.20%              CO-27.62%
principal balance)                                GA-10.87%                                        NJ-6.74%              NY-11.62%
                                                   MA-5.59%                                        TX-6.39%               CT-6.10%
                                                                                                   IL-5.50%

Occupancy Status
Primary Home                                         77.91%                  75.48%                  86.39%                 76.16%
Investment                                           17.75%                  18.24%                   8.40%                 17.97%
Second Home                                           4.34%                   6.28%                   5.22%                  5.87%
------------------------------------------------------------------------------------------------------------------------------------

Lehman Brothers                                                                                       Thu, 22 Aug 2002, 13:17:15 EDT
                                                                                                                 wdorado:SASCO02-18A

                                                     Net Effective Margin Table

                                        SASCO 2002-18A - AGGREGATE 2 TIMES TEST FOR HYBRIDS
                                                        Settle as of 08/30/02

                                 ------------------------------------------------------------------
                                                      Bond Summary - Bond 1-A1
                                 ------------------------------------------------------------------
                                 Initial Coupon: 4.301                    Type: Floater
                                       Orig Bal: 94,098,000
                                       Orig Not: 48,360,000            Formula: (6m LIBOR)+234.75bp
                                         Factor: 1.0000000    Cap/Floor/Margin: 10.99/2.35/2.35
                                    Factor Date: 08/25/02             Next Pmt: 09/25/02
                                          Delay: 24                      Cusip: G3P
                                 ------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                 15.00 CPR     20.00 CPR      25.00 CPR      30.00 CPR      35.00 CPR      40.00 CPR     45.00 CPR     50.00 CPR
              Libor6m 1.760  Libor6m 1.760  Libor6m 1.760  Libor6m 1.760  Libor6m 1.760  Libor6m 1.760  Libor6m 1.760  Libor6m 1.760
   Price      NEM  Duration  NEM  Duration  NEM  Duration  NEM  Duration  NEM  Duration  NEM  Duration  NEM  Duration  NEM  Duration
----------  ---------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------
  102-07      183    4.41    167    3.45    150    2.77    131    2.29    110    1.92     88     1.64    64    1.41     38    1.23
  102-08      182            166            149            130            109             86             62             36
  102-09      181            165            148            128            107             85             60             33
  102-10      181            164            147            127            106             83             58             31
  102-11      180            164            145            126            104             81             56             28
  102-12      179    4.42    163    3.45    144    2.78    124    2.29    102    1.92     79     1.64    54    1.42     26    1.23
  102-13      179            162            143            123            101             77             52             23
  102-14      178            161            142            122             99             75             49             21
  102-15      177            160            141            120             98             73             47             19
  102-16      177            159            140            119             96             72             45             16
  102-17      176    4.43    158    3.46    139    2.78    118    2.29     94    1.93     70     1.64    43    1.42     14    1.24
  102-18      175            157            138            116             93             68             41             11
  102-19      175            157            137            115             91             66             39              9
  102-20      174            156            136            114             90             64             37              6
  102-21      173            155            135            112             88             62             34              4
  102-22      172    4.43    154    3.46    133    2.79    111    2.30     87    1.93     60     1.65    32    1.42      1    1.24
  102-23      172            153            132            110             85             59             30             -1
  102-24      171            152            131            108             83             57             28             -4
  102-25      170            151            130            107             82             55             26             -6
  102-26      170            150            129            106             80             53             24             -8
  102-27      169    4.44    150    3.47    128    2.79    104    2.30     79    1.93     51     1.65    22    1.42    -11    1.24
  102-28      168            149            127            103             77             49             19            -13
  102-29      168            148            126            102             76             48             17            -16
  102-30      167            147            125            100             74             46             15            -18
  102-31      166            146            124             99             73             44             13            -21
----------  ---------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------
Average Life     5.26            3.94            3.08           2.48          2.05            1.73          1.48           1.28
 First Pay     09/25/02        09/25/02        09/25/02       09/25/02      09/25/02        09/25/02       09/25/02       09/25/02
 Last Pay      11/25/18        03/25/15        09/25/12       11/25/10      06/25/09        06/25/08       08/25/07       12/25/06
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Treasury Benchmarks      6Mo        2YR      3YR*      4YR*       5YR      7YR*      10YR      30YR
-----------------------------------------------------------------------------------------------------
              Yield     1.6200    2.7180    3.2063    3.6753    4.0660    4.4165    4.8340    5.3530
             Coupon               3.2500                        3.5000              5.0000    5.3750
-----------------------------------------------------------------------------------------------------

Comments:
   1  All groups run at same speeds
--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                                                                       Thu, 22 Aug 2002, 16:41:42 EDT
                                                                                                                 wdorado:SASCO02-18A
                                                     Net Effective Margin Table

                                        SASCO 2002-18A - AGGREGATE 2 TIMES TEST FOR HYBRIDS
                                                        Settle as of 08/30/02

                                 ------------------------------------------------------------------
                                                      Bond Summary - Bond 1-A1
                                 ------------------------------------------------------------------
                                 Initial Coupon: 4.301                    Type: Floater
                                       Orig Bal: 94,098,000
                                       Orig Not: 48,360,000            Formula: (6m LIBOR)+234.75bp
                                         Factor: 1.0000000    Cap/Floor/Margin: 10.99/2.35/2.35
                                    Factor Date: 08/25/02             Next Pmt: 09/25/02
                                          Delay: 24                      Cusip: G3P
                                 ------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                20.00 CPR      25.00 CPR      30.00 CPR      35.00 CPR      40.00 CPR      50.00 CPR     60.00 CPR
              Libor6m 1.760  Libor6m 1.760  Libor6m 1.760  Libor6m 1.760  Libor6m 1.760  Libor6m 1.760  Libor6m 1.760
   Price      NEM  Duration  NEM  Duration  NEM  Duration  NEM  Duration  NEM  Duration  NEM  Duration  NEM  Duration
----------  ---------------  -------------  -------------  -------------  -------------  -------------  -------------
  102-07      167    3.45    150    2.77    131    2.29    110    1.92     88    1.64     38     1.23   -23    0.94
  102-08      166            149            130            109             86             35            -27
  102-09      165            148            128            107             85             33            -30
  102-10      164            147            127            106             83             30            -33
  102-11      164            145            126            104             81             28            -36
  102-12      163    3.45    144    2.78    124    2.29    102    1.92     79    1.64     25     1.23   -40    0.94
  102-13      162            143            123            101             77             23            -43
  102-14      161            142            122             99             75             20            -46
  102-15      160            141            120             98             73             18            -49
  102-16      159            140            119             96             72             15            -52
  102-17      158    3.46    139    2.78    118    2.29     94    1.93     70    1.64     13     1.23   -56    0.95
  102-18      157            138            116             93             68             11            -59
  102-19      157            137            115             91             66              8            -62
  102-20      156            136            114             90             64              6            -65
  102-21      155            135            112             88             62              3            -68
  102-22      154    3.46    133    2.79    111    2.30     87    1.93     60    1.65      1     1.23   -72    0.95
  102-23      153            132            110             85             59             -2            -75
  102-24      152            131            108             83             57             -4            -78
  102-25      151            130            107             82             55             -7            -81
----------  ---------------  -------------  -------------  -------------  -------------  -------------  -------------
Average Life      3.94           3.08          2.48             2.05           1.73         1.27            0.96
 First Pay      09/25/02       09/25/02      09/25/02         09/25/02      09/25/02      09/25/02        09/25/02
 Last Pay       03/25/15       09/25/12      11/25/10         06/25/09      06/25/08      12/25/06        11/25/05
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Treasury Benchmarks       6Mo      2YR       3YR*     4YR*       5YR       7YR*     10YR      30YR
----------------------------------------------------------------------------------------------------
              Yield    1.6200    2.7180    3.2063    3.6753    4.0660    4.4165    4.8340    5.3530
             Coupon              3.2500                        3.5000              5.0000    5.3750
----------------------------------------------------------------------------------------------------

Comments:
   1  All groups run at same speeds
--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.